SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2003

ViaSat, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21767	33-0174996
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real
Carlsbad, CA 92009

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 476-2200

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit
Number	Description of Exhibit

99.1	Press release issued by ViaSat, Inc. on August 13, 2003.

Item 12. Results of Operations and Financial Condition.

     On August 13, 2003, ViaSat, Inc. issued a press release regarding its financial results for the first fiscal quarter ended July 4, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     The information contained in this Current Report, including the exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of ViaSat, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2003	VIASAT, INC.

By: /s/ Ronald G. Wangerin

Name: Ronald G. Wangerin
Title:Vice President, CFO

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press release issued by ViaSat, Inc. on August 13, 2003.